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FOR FURTHER INFORMATION:

AT THE COMPANY:                 AT FRB|WEBER SHANDWICK
Gene Wielepski                  WORLDWIDE:
Chief Financial Officer         General Info:   Amy Glynn         (212) 445-8470
I.C. Isaacs & Company           Investor Info:  Vanessa Schwartz  (212) 445-8433
(401) 342-8200


                                                                   Exhibit 10.90


                              FOR IMMEDIATE RELEASE
FEBRUARY 1, 2002


                 I.C. ISAACS CONTINUES TO STREAMLINE OPERATIONS

                  ANNOUNCES DISPOSITION OF EUROPEAN OPERATIONS

BALTIMORE, MD - February 1, 2002 - I.C. Isaacs & Company, Inc. (OTCBB: ISAC.OB) announced today that it has disposed of its European subsidiary in keeping with the Company's strategy to streamline its operations and focus on higher margin products sold under its license for the Marithe & Francois Girbaud brand. The Company sold 100% of the outstanding common stock of its Spanish subsidiary, I.C.Isaacs Europe, S.L., to a management group of the subsidiary in exchange for repayment of $100,000 of intercompany debt and the assumption by the buyers of the liabilities of the Spanish subsidiary. The Company expects to take approximately a $1,200,000 net charge in the fourth quarter of 2001 relating to the disposition of the Spanish subsidiary. In November, the Company disclosed its intent not to renew its licensing agreement with Beverly Hills Polo Club in the United States and Europe. Both of these licenses expired on December 31, 2001.

Robert J. Arnot, Chairman and Chief Executive Officer of I.C. Isaacs, commented, "We are pleased to have disposed of the European operations, which were a persistent drain on the Company's earnings and resources. This represents another significant step in our strategic plan to streamline our operations and improve the efficiency of our operations. In the past two quarters, we have significantly reduced expenses and improved our gross margins, despite a difficult operating environment. With the disposition of the European subsidiary completed, we intend to focus the Company's resources and energy on the sales growth of higher margin jeanswear and sportswear products under our license for the Marithe & Francois Girbaud designer brand. At this time, we believe that substantially all expenses not related to our Girbaud business have been eliminated and that all inventory that is not Girbaud


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products has been sold. We look forward to putting our efforts into better capitalizing on the opportunity for growth of the Girbaud brand."



THE COMPANY

I.C. Isaacs & Company, Inc. is a designer and marketer of branded sportswear based in New York City and Baltimore. The Company offers full lines of sportswear for men and women under the Marithe & Francois Girbaud(R) brand in the United States, Puerto Rico and Canada.


THIS ANNOUNCEMENT CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF I.C. ISAACS AND ITS MANAGEMENT WITH RESPECT TO THE EFFECT OF THE MATTERS ANNOUNCED HEREIN ON THE COMPANY'S ABILITY TO MAXIMIZE THE EFFICIENCY OF ITS OPERATIONS, ITS INTENT TO FOCUS ITS RESOURCES ON HIGHER MARGIN JEANSWEAR AND SPORTSWEAR PRODUCTS UNDER ITS LICENSE FOR THE MARITHE & FRANCOIS GIRBAUD BRAND, ITS BELIEF THAT SUBSTANTIALLY ALL EXPENSES NOT RELATED TO THE COMPANY'S GIRBAUD BUSINESS HAVE BEEN ELIMINATED, AND THAT ALL INVENTORY THAT IS NOT GIRBAUD PRODUCTS HAS BEEN SOLD AND THE COMPANY'S INTENT TO BETTER CAPITALIZE ON THE OPPORTUNITIES FOR GROWTH OF THE GIRBAUD BRAND. SUCH STATEMENTS ARE SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES, MANY OF WHICH ARE BEYOND THE COMPANY'S CONTROL, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED IN SUCH FORWARD-LOOKING STATEMENTS, INCLUDING IN PARTICULAR, THE RISKS AND UNCERTAINTIES DESCRIBED UNDER "RISK FACTORS" IN THE COMPANY'S PROSPECTUS, WHICH INCLUDE, AMONG OTHER THINGS (I) CHANGES IN THE MARKETPLACE FOR THE COMPANY'S PRODUCTS, INCLUDING CUSTOMER TASTES, (II) THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY THE COMPANY'S COMPETITORS, (III) CHANGES IN THE ECONOMY, (IV) TERMINATION OF ONE OR MORE OF ITS AGREEMENTS FOR USE OF THE GIRBAUD(R) BRAND NAMES AND IMAGES IN THE MANUFACTURE AND SALE OF THE COMPANY'S PRODUCTS, AND (V) THE RISK THAT THE COMPANY'S SALES ESTIMATES WILL DIFFER FROM ACTUAL ORDERS AND THE COMPANY WILL ORDER TOO MUCH OR TOO LITTLE INVENTORY. EXISTING AND PROSPECTIVE INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE THE INFORMATION CONTAINED IN THIS PRESS RELEASE, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR CIRCUMSTANCES OR OTHERWISE.


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